UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
May 24, 2012

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 24, 2012, Annaly Capital Management, Inc. (“Company”) held its Annual Meeting in New York, New York for the purpose of: (i) electing three Class I directors to serve on the Board until the 2015 Annual Meeting of Stockholders and one Class III director to serve on the Board until the 2014 Annual Meeting of Stockholders; and (ii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The total number of shares of common stock entitled to vote at the Annual Meeting was 971,962,743, of which 862,160,110 shares, or 88.70%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of three Class I directors to serve on the Board until the 2015 Annual Meeting of Stockholders and the election of one Class III director to serve on the Board until the 2014 Annual Meeting of Stockholders.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Wellington J. Denahan-Norris	359,225,226	50,967,564	1,635,621	450,331,699
Michael Haylon	367,518,142	42,677,634	1,632,635	450,331,699
Donnell A. Segalas	228,648,841	181,495,060	1,684,510	450,331,699
Jonathan D. Green	228,628,422	181,544,319	1,655,670	450,331,699

Based on the foregoing votes, Wellington J. Denahan-Norris, Michael Haylon and Donnell A. Segalas were elected as Class I directors to serve on the Board until our  2015 annual meeting of stockholders and until their successors are duly elected and qualified and Jonathan D. Green was elected as a Class III director to serve on the Board until our 2014 annual meeting of stockholders and until his successor is duly elected and qualified.  Our Class II directors, who serve until our 2013 annual meeting of stockholders, are Kevin P. Brady and E. Wayne Nordberg.  Our additional Class III directors, who serve until our 2014 annual meeting of stockholders, are Michael A.J. Farrell and John A. Lambiase.

Proposal 2.  Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2012 fiscal year.

For	Against	Abstentions
849,657,744	8,934,348	3,568,018

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 12, 2012.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

By:	/s/ Kathryn Fagan
Name: Kathryn Fagan
Title: Chief Financial Officer

Date: May 24, 2012